UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Multimarket

Income Trust

ANNUAL REPORT

October 31, 2011

MMT-ANN

MFS® MULTIMARKET INCOME TRUST

New York Stock Exchange Symbol: MMT

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	57.4%
Emerging Markets Bonds	24.4%
High Grade Corporates	14.8%
Non-U.S. Government Bonds	9.1%
Commercial Mortgage-Backed Securities	4.2%
Mortgage-Backed Securities	1.7%
Collateralized Debt Obligations	0.7%
Asset-Backed Securities	0.4%
Floating Rate Loans	0.3%
U.S. Treasury Securities	(8.6)%

Composition including fixed income credit quality (a)(i)
AAA	6.1%
AA	3.3%
A	7.4%
BBB	24.1%
BB	29.1%
B	30.0%
CCC	9.7%
CC	0.4%
C	0.1%
D	0.5%
U.S. Government	2.5%
Federal Agencies	1.7%
Not Rated	(10.5)%
Non-Fixed Income	0.8%
Cash & Other	(5.2)%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	8.2 yrs.

Issuer country weightings (i)(x)
United States	55.5%
Brazil	4.6%
Canada	3.7%
Russia	3.1%
Mexico	2.8%
United Kingdom	2.5%
Indonesia	2.4%
Japan	2.1%
Italy	1.9%
Other Countries	21.4%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Multimarket Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in high-yield and investment-grade corporate bonds, emerging markets debt securities, U.S. government securities, and international investment-grade debt securities.

For the twelve months ended October 31, 2011, shares of the MFS Multimarket Income Trust provided a total return of 4.73%, at net asset value. This compares with a return of 5.16% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective September 15, 2011 the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays Capital U.S. High-Yield Corporate Bond Index generated a return of 5.17% over the reporting period. Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index – Current (the “Blended Index”), generated a return of 4.70%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit

Management Review – continued

quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to lower-quality credit, particularly to “B” rated (r) securities, held back performance as these issuers performed poorly during the reporting period as credit spreads widened. A greater relative exposure to bonds in the financial sector also weakened relative returns as holdings within this sector underperformed the Blended Index over the reporting period.

Contributors to Performance

The fund’s return from yield, which was greater than that of the Blended Index, was a key contributor to relative performance. Yield curve positioning (y), particularly our greater exposure to shifts in the long end of the yield curve (centered around maturities of 30 or more years), was another positive factor for the fund’s relative results.

The fund’s lesser exposure to Turkish bonds aided relative performance as these bonds performed poorly over the reporting period.

Respectfully,

William Adams	David Cole	Richard Hawkins	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/11

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Multimarket Income Trust

Year Ended 10/31/11

	Date		Price
Net Asset Value	10/31/11		$7.20
	10/31/10		$7.44
New York Stock Exchange Price	10/31/11		$6.68
	11/05/10	(high) (t)	$7.19
	10/04/11	(low) (t)	$6.05
	10/31/10		$7.11

Total Returns vs Benchmarks

Year Ended 10/31/11

MFS Multimarket Income Trust at
New York Stock Exchange Price (r)	1.67%
Net Asset Value (r)	4.73%
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(s)	5.16%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(s)	5.17%
MFS Multimarket Income Trust Blended Index - Current (f)(s)(y)	4.70%
MFS Multimarket Income Trust Blended Index - Prior (f)(s)(x)	4.70%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(s)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark and the MFS Multimarket Income Trust Blended Index – Current replaced the MFS Multimarket Income Trust Blended Index – Prior as the fund’s other benchmark as the new benchmarks more appropriately align with the fund’s investment strategy.

(t)	For the period November 1, 2010 through October 31, 2011.

Performance Summary – continued

(x)	MFS Multimarket Income Trust Blended Index – Prior is at a point in time and allocations during the period can change. As of October 31, 2011, the blended index was comprised of 10% Barclays Capital U.S. Corporate Bond Index, 50% Barclays Capital U.S. High-Yield Corporate Bond Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index, and 10% Barclays Capital U.S. Government/Mortgage Bond Index.

(y)	MFS Multimarket Income Trust Blended Index – Current is at a point in time and allocations during the period can change. As of October 31, 2011, the blended index was comprised of 10% Barclays Capital U.S. Corporate Bond Index, 50% Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index, and 10% Barclays Capital U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays Capital U.S. Corporate Bond Index – covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index generated a total return of 6.14% for the year ended October 31, 2011.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This index generated a total return of 4.70% for the year ended October 31, 2011.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – is a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States. This index generated a total return of 1.10% for the year ended October 31, 2011.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. This index generated a total return of 4.05% for the year ended October 31, 2011.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in fixed income securities. This policy may not be changed without shareholder approval.

MFS considers debt instruments of all types to be fixed income securities.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.

MFS may invest up to 100% of the fund’s assets in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate the structure of a debt instrument and its features

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

The fund may use leverage by borrowing up to 33  1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund.

Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile.

Investments in foreign markets through issuers or currencies can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions.

Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets.

Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk.

Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments.

The fund’s performance could be more volatile than the performance of more diversified funds.

The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount or premium to their net asset value.

Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS’ PROFILES

Richard Hawkins	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since April 2006.

William Adams	—	Investment Officer of MFS; employed in the investment management area of MFS since 2009. Portfolio Manager of the Fund since May 2011.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio Manager of the Fund since October 2006.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the Fund since September 2004.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 113.2%
Issuer	Shares/Par		Value ($)

Aerospace - 1.1%
BE Aerospace, Inc., 8.5%, 2018		$1,135,000	$1,239,987
Bombardier, Inc., 7.5%, 2018 (n)		1,285,000	1,400,650
Bombardier, Inc., 7.75%, 2020 (n)		485,000	533,500
CPI International, Inc., 8%, 2018		985,000	871,725
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		1,070,000	385,200
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	580,000	625,986
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$990,000	1,002,375

			$6,059,423
Airlines - 0.1%
Continental Airlines, Inc., 7.25%, 2021		$185,624	$198,617
Tam Capital 3, Inc., 8.375%, 2021 (n)		547,000	555,205

			$753,822
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 8%, 2016		$420,000	$453,600
Hanesbrands, Inc., 6.375%, 2020		505,000	510,050
Phillips-Van Heusen Corp., 7.375%, 2020		1,185,000	1,285,725

			$2,249,375
Asset-Backed & Securitized - 5.2%
ARCap REIT, Inc., CDO, “H”, FRN, 6.032%, 2045 (a)(d)(z)		$547,885	$55
Banc of America Commercial Mortgage, Inc., FRN, 5.725%, 2051		2,000,000	2,147,838
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041		661,272	654,882
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.845%, 2040 (z)		2,815,152	1,582,971
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049		390,311	148,616
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049		1,160,000	959,776
Crest Ltd., CDO, 7%, 2040 (a)		2,219,405	110,970
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031		126,390	126,221
Falcon Franchise Loan LLC, FRN, 5.12%, 2025 (i)(z)		2,671,284	193,134
First Union National Bank Commercial Mortgage Trust, FRN, 1.498%, 2043 (i)(z)		1,011,685	1,245
First Union-Lehman Brothers Bank of America, FRN, 0.441%, 2035 (i)		15,059,579	244,628
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)		380,709	395,129

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	$2,009,029	$1,878,442
GMAC LLC, FRN, 6.02%, 2033 (z)	1,123,647	1,152,687
GMAC LLC, FRN, 7.71%, 2034 (d)(n)(q)	1,853,000	1,542,204
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,590,000	1,732,182
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	2,130,000	2,263,336
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.058%, 2051	270,000	118,787
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	1,590,000	1,772,359
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.878%, 2045	1,590,000	1,768,805
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	2,000,000	2,112,498
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.887%, 2030 (i)	3,568,005	66,914
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039 (i)(z)	7,909,026	177,953
Multi Security Asset Trust, “A3”, 5%, 2035 (z)	1,950,537	1,892,021
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)	2,581,000	2,487,942
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.899%, 2051	2,000,000	2,127,306
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042	1,375,626	1,524,382
Wachovia Bank Commercial Mortgage Trust, FRN, 5.685%, 2047	1,496,845	299,369
Wachovia Bank Commercial Mortgage Trust, FRN, 5.745%, 2047	229,557	39,025

		$29,521,677
Automotive - 2.4%
Accuride Corp., 9.5%, 2018	$1,065,000	$1,041,038
Allison Transmission, Inc., 7.125%, 2019 (n)	815,000	790,550
Automotores Gildemeister S.A., 8.25%, 2021 (n)	271,000	276,420
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021 (n)	715,000	654,225
Ford Motor Co., 7.45%, 2031	1,190,000	1,416,100
Ford Motor Credit Co. LLC, 8%, 2014	620,000	681,787
Ford Motor Credit Co. LLC, 12%, 2015	4,845,000	6,081,071
General Motors Financial Co., Inc., 6.75%, 2018 (n)	640,000	645,858
Jaguar Land Rover PLC, 7.75%, 2018 (n)	200,000	198,000
Jaguar Land Rover PLC, 8.125%, 2021 (n)	960,000	945,600
Lear Corp., 8.125%, 2020	345,000	377,775
RCI Banque S.A., 4.6%, 2016 (n)	266,000	258,370

		$13,366,794

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Basic Industry - 0.2%
Trimas Corp., 9.75%, 2017	$1,045,000	$1,118,150

Broadcasting - 3.5%
Allbritton Communications Co., 8%, 2018	$790,000	$793,950
AMC Networks, Inc., 7.75%, 2021 (n)	644,000	698,740
Clear Channel Communications, Inc., 9%, 2021	806,000	717,340
EH Holding Corp., 7.625%, 2021 (n)	650,000	672,750
Gray Television, Inc., 10.5%, 2015	250,000	236,250
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,590,000	1,701,300
Intelsat Bermuda Ltd., 11.25%, 2017	1,255,000	1,245,588
Intelsat Jackson Holdings Ltd., 9.5%, 2016	4,080,000	4,258,500
Intelsat Jackson Holdings Ltd., 11.25%, 2016	790,000	833,450
Liberty Media Corp., 8.5%, 2029	1,095,000	1,062,150
Local TV Finance LLC, 9.25%, 2015 (p)(z)	1,335,561	1,242,072
Newport Television LLC, 13%, 2017 (n)(p)	417,339	376,301
Nexstar Broadcasting Group, Inc., 8.875%, 2017	410,000	416,150
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	570,000	621,300
Sinclair Broadcast Group, Inc., 8.375%, 2018	175,000	180,250
SIRIUS XM Radio, Inc., 13%, 2013 (n)	250,000	284,375
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	1,010,000	1,118,575
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	860,000	926,650
Univision Communications, Inc., 6.875%, 2019 (n)	1,035,000	1,009,125
Univision Communications, Inc., 7.875%, 2020 (n)	745,000	752,450
Univision Communications, Inc., 8.5%, 2021 (n)	685,000	616,500

		$19,763,766
Brokerage & Asset Managers - 0.3%
E*TRADE Financial Corp., 7.875%, 2015	$690,000	$701,212
E*TRADE Financial Corp., 12.5%, 2017	1,050,000	1,210,125

		$1,911,337
Building - 1.6%
Associated Materials LLC, 9.125%, 2017	$245,000	$222,950
Building Materials Holding Corp., 6.875%, 2018 (n)	755,000	785,200
Building Materials Holding Corp., 7%, 2020 (n)	470,000	498,200
Building Materials Holding Corp., 6.75%, 2021 (n)	455,000	472,063
CEMEX Finance LLC, 9.5%, 2016 (n)	1,341,000	1,171,766
CEMEX S.A.B. de C.V., 9%, 2018 (n)	337,000	281,395
CEMEX S.A.B. de C.V., FRN, 5.368%, 2015 (n)	552,000	408,480
Masonite International Corp., 8.25%, 2021 (n)	600,000	592,500
Nortek, Inc., 10%, 2018 (n)	325,000	318,500
Nortek, Inc., 8.5%, 2021 (n)	1,100,000	976,250

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - continued
Odebrecht Finance Ltd., 6%, 2023 (n)		$423,000	$424,692
Owens Corning, 9%, 2019		2,070,000	2,448,466
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)		410,000	416,150

			$9,016,612
Business Services - 0.9%
Ceridian Corp., 12.25%, 2015 (p)		$495,000	$420,750
iGate Corp., 9%, 2016 (n)		1,492,000	1,484,540
Interactive Data Corp., 10.25%, 2018		1,115,000	1,198,625
Iron Mountain, Inc., 8.375%, 2021		680,000	712,300
SunGard Data Systems, Inc., 10.25%, 2015		560,000	581,000
SunGard Data Systems, Inc., 7.375%, 2018		470,000	480,575

			$4,877,790
Cable TV - 4.1%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$280,000	$289,800
Cablevision Systems Corp., 8.625%, 2017		630,000	683,550
Cablevision Systems Corp., 8%, 2020		350,000	369,250
CCH II LLC, 13.5%, 2016		1,410,000	1,625,025
CCO Holdings LLC, 7.875%, 2018		715,000	761,475
CCO Holdings LLC, 8.125%, 2020		1,360,000	1,472,200
Cequel Communications Holdings, 8.625%, 2017 (n)		575,000	600,875
CSC Holdings LLC, 8.5%, 2014		1,325,000	1,454,188
DIRECTV Holdings LLC, 5.2%, 2020		3,340,000	3,681,104
EchoStar Corp., 7.125%, 2016		825,000	876,562
Insight Communications Co., Inc., 9.375%, 2018 (n)		895,000	1,015,825
Mediacom LLC, 9.125%, 2019		950,000	999,875
Myriad International Holdings B.V., 6.375%, 2017 (n)		1,181,000	1,266,623
TCI Communications, Inc., 9.8%, 2012		1,135,000	1,158,567
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	240,000	318,804
Time Warner Cable, Inc., 5%, 2020		$2,630,000	2,889,518
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,294,000	1,287,530
Videotron LTEE, 6.875%, 2014		924,000	930,930
Virgin Media Finance PLC, 9.5%, 2016		680,000	758,200
Virgin Media Finance PLC, 8.375%, 2019		290,000	322,625
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	415,000	585,720

			$23,348,246
Chemicals - 3.2%
Celanese U.S. Holdings LLC, 6.625%, 2018		$1,265,000	$1,366,200
Dow Chemical Co., 8.55%, 2019		1,500,000	1,948,633

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018	$1,515,000	$1,496,063
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020	280,000	244,300
Huntsman International LLC, 8.625%, 2021	1,795,000	1,844,363
Lyondell Chemical Co., 8%, 2017	387,000	435,375
Lyondell Chemical Co., 11%, 2018	4,382,686	4,881,217
Momentive Performance Materials, Inc., 12.5%, 2014	1,438,000	1,524,280
Momentive Performance Materials, Inc., 11.5%, 2016	789,000	662,760
Mosaic Co., 7.625%, 2016 (n)	695,000	723,341
Nalco Co., 8.25%, 2017	270,000	299,700
Polypore International, Inc., 7.5%, 2017	1,285,000	1,310,700
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	568,000	608,647
Solutia, Inc., 7.875%, 2020	710,000	759,700

		$18,105,279
Computer Software - 0.4%
Lawson Software, Inc., 11.5%, 2018 (n)	$1,185,000	$1,137,600
Syniverse Holdings, Inc., 9.125%, 2019	1,025,000	1,066,000

		$2,203,600
Computer Software - Systems - 0.8%
Audatex North America, Inc., 6.75%, 2018 (n)	$630,000	$639,450
CDW LLC, 8.5%, 2019 (n)	1,435,000	1,391,950
CDW LLC/CDW Finance Corp., 12.535%, 2017	265,000	254,400
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	1,785,000	1,909,950
Eagle Parent, Inc., 8.625%, 2019 (n)	485,000	453,475

		$4,649,225
Conglomerates - 1.2%
Actuant Corp., 6.875%, 2017	$1,495,000	$1,532,375
Amsted Industries, Inc., 8.125%, 2018 (n)	1,505,000	1,587,775
Dynacast International LLC, 9.25%, 2019 (z)	755,000	694,600
Griffon Corp., 7.125%, 2018	1,415,000	1,347,788
Pinafore LLC, 9.25%, 2018 (n)	1,395,000	1,520,550

		$6,683,088
Construction - 0.1%
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)	$477,000	$472,230

Consumer Products - 0.7%
Easton-Bell Sports, Inc., 9.75%, 2016	$735,000	$787,369
Elizabeth Arden, Inc., 7.375%, 2021	765,000	774,563
Jarden Corp., 7.5%, 2020	970,000	1,037,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - continued
Libbey Glass, Inc., 10%, 2015	$666,000	$709,290
Visant Corp., 10%, 2017	930,000	902,100

		$4,211,222
Consumer Services - 0.8%
Realogy Corp., 11.5%, 2017	$860,000	$696,600
Service Corp. International, 6.75%, 2015	265,000	282,225
Service Corp. International, 7%, 2017	3,300,000	3,547,500

		$4,526,325
Containers - 1.0%
Exopack Holding Corp., 10%, 2018 (z)	$520,000	$509,600
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	550,000	557,562
Greif, Inc., 6.75%, 2017	1,515,000	1,590,750
Packaging Dynamics Corp., 8.75%, 2016 (z)	330,000	334,950
Reynolds Group, 8.75%, 2016 (n)	445,000	467,806
Reynolds Group, 7.125%, 2019 (n)	910,000	928,200
Reynolds Group, 8.25%, 2021 (n)	635,000	582,613
Sealed Air Corp., 8.125%, 2019 (z)	190,000	206,150
Sealed Air Corp., 8.375%, 2021 (z)	190,000	205,675

		$5,383,306
Defense Electronics - 0.4%
Ducommun, Inc., 9.75%, 2018 (n)	$1,017,000	$1,047,510
ManTech International Corp., 7.25%, 2018	745,000	774,800
MOOG, Inc., 7.25%, 2018	445,000	462,800

		$2,285,110
Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015	$360,000	$318,600

Electronics - 0.5%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$1,060,000	$1,147,450
Freescale Semiconductor, Inc., 8.05%, 2020	410,000	392,575
NXP B.V., 9.75%, 2018 (n)	107,000	117,700
Sensata Technologies B.V., 6.5%, 2019 (n)	1,285,000	1,285,000

		$2,942,725
Emerging Market Quasi-Sovereign - 8.4%
Banco del Estado de Chile, 4.125%, 2020 (n)	$470,000	$482,359
Banco do Brasil (Cayman Branch), FRN, 8.5%, 2049	738,000	863,460
Banco do Brasil S.A., 5.875%, 2022 (n)	3,148,000	3,163,740
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	1,332,000	1,325,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
BNDES Participacoes S.A., 6.5%, 2019 (n)	$607,000	$695,015
BNDES Participacoes S.A., 5.5%, 2020 (n)	277,000	298,606
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (z)	2,323,000	2,404,305
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	1,242,000	1,318,322
CNPC (HK) Overseas Capital Ltd., 5.95%, 2041 (n)	293,000	331,695
Corporacion Nacional del Cobre de Chile, 3.875%, 2021 (z)	399,000	397,363
Development Bank of Kazakhstan, 5.5%, 2015 (n)	1,930,000	2,007,200
Ecopetrol S.A., 7.625%, 2019	821,000	979,453
Gaz Capital S.A., 8.125%, 2014 (n)	1,540,000	1,713,250
Gaz Capital S.A., 9.25%, 2019	744,000	921,667
KazMunaiGaz Finance B.V., 8.375%, 2013	539,000	574,035
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	2,793,000	3,393,495
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	713,000	862,730
Majapahit Holding B.V., 7.25%, 2017 (n)	1,469,000	1,645,280
Majapahit Holding B.V., 8%, 2019 (n)	1,197,000	1,406,475
Majapahit Holding B.V., 7.75%, 2020 (n)	1,741,000	2,013,031
Novatek Finance Ltd., 5.326%, 2016 (n)	295,000	303,113
Novatek Finance Ltd., 6.604%, 2021 (n)	439,000	457,109
OAO Gazprom, 6.212%, 2016	1,886,000	2,036,880
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)	1,168,000	1,130,040
Pemex Project Funding Master Trust, 5.75%, 2018	1,341,000	1,475,100
Pertamina PT, 5.25%, 2021 (n)	511,000	525,053
Pertamina PT, 6.5%, 2041 (n)	235,000	243,225
Petrobras International Finance Co., 7.875%, 2019	1,583,000	1,900,966
Petrobras International Finance Co., 6.75%, 2041	657,000	750,951
Petroleos Mexicanos, 8%, 2019	1,382,000	1,724,045
Petroleos Mexicanos, 6%, 2020	1,610,000	1,791,125
Petroleos Mexicanos, 5.5%, 2021	1,360,000	1,451,800
Petroleos Mexicanos, 6.5%, 2041	354,000	379,665
Petroleos Mexicanos, 6.5%, 2041 (z)	445,000	477,263
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	476,000	553,478
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	598,583	580,626
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,230,000	1,456,197
SCF Capital Ltd., 5.375%, 2017 (n)	1,134,000	1,034,775
Transnet Ltd., 4.5%, 2016 (n)	377,000	394,709
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016 (z)	215,000	215,280
VEB Finance Ltd., 6.902%, 2020 (n)	1,177,000	1,271,160
VTB Capital S.A., 6.465%, 2015 (n)	407,000	423,280

		$47,372,661

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 7.9%
Dominican Republic, 7.5%, 2021 (n)	$765,000	$794,070
Government of Ukraine, 6.875%, 2015	1,094,000	1,033,830
Government of Ukraine, 6.875%, 2015 (n)	698,000	659,610
Government of Ukraine, 7.95%, 2021 (n)	1,154,000	1,116,495
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	1,888,000	703,280
Republic of Argentina, FRN, 8.28%, 2033	1,288,298	979,106
Republic of Colombia, 7.375%, 2019	716,000	902,160
Republic of Colombia, 4.375%, 2021	322,000	336,490
Republic of Colombia, 8.125%, 2024	679,000	925,477
Republic of Georgia, 6.875%, 2021 (n)	216,000	220,320
Republic of Indonesia, 6.875%, 2018	1,676,000	1,977,680
Republic of Indonesia, 11.625%, 2019 (n)	872,000	1,299,280
Republic of Indonesia, 11.625%, 2019	733,000	1,092,170
Republic of Indonesia, 4.875%, 2021 (n)	671,000	719,648
Republic of Indonesia, 7.75%, 2038 (n)	1,559,000	2,112,445
Republic of Namibia, 5.5%, 2021 (z)	386,000	386,000
Republic of Panama, 8.875%, 2027	1,273,000	1,877,675
Republic of Panama, 9.375%, 2029	1,746,000	2,697,570
Republic of Panama, 6.7%, 2036	265,000	334,562
Republic of Peru, 7.35%, 2025	544,000	709,920
Republic of Peru, 8.75%, 2033	1,966,000	2,953,915
Republic of Philippines, 6.5%, 2020	489,000	580,687
Republic of Philippines, 5.5%, 2026	802,000	876,185
Republic of Philippines, 6.375%, 2032	540,000	631,800
Republic of Philippines, 6.375%, 2034	2,781,000	3,295,485
Republic of Poland, 5%, 2022	605,000	597,438
Republic of Serbia, 7.25%, 2021 (n)	358,000	367,380
Republic of Serbia, FRN, 6.75%, 2024	369,900	365,276
Republic of South Africa, 5.5%, 2020	999,000	1,111,388
Republic of South Africa, 6.25%, 2041	1,151,000	1,335,160
Republic of Sri Lanka, 6.25%, 2020 (n)	285,000	288,563
Republic of Sri Lanka, 6.25%, 2021 (n)	248,000	252,637
Republic of Turkey, 7%, 2019	790,000	912,450
Republic of Turkey, 5.625%, 2021	670,000	706,850
Republic of Venezuela, 5.75%, 2016	3,742,000	2,909,405
Republic of Venezuela, 7.65%, 2025	1,345,000	837,262
Republic of Vietnam, 6.75%, 2020	1,074,000	1,084,740
Russian Federation, 7.5%, 2030	975,280	1,155,707
Ukraine Government International, 6.58%, 2016	1,418,000	1,347,100
United Mexican States, 5.625%, 2017	1,364,000	1,554,960
United Mexican States, 5.95%, 2019	268,000	313,962

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - continued
United Mexican States, 5.75%, 2110	$408,000	$414,528

		$44,770,666
Energy - Independent - 5.6%
Anadarko Petroleum Corp., 6.45%, 2036	$270,000	$312,980
Anadarko Petroleum Corp., 6.2%, 2040	590,000	678,802
ATP Oil & Gas Corp., 11.875%, 2015	605,000	502,150
Bill Barrett Corp., 9.875%, 2016	805,000	889,525
Bill Barrett Corp., 7.625%, 2019	285,000	301,388
Carrizo Oil & Gas, Inc., 8.625%, 2018	375,000	380,625
Chaparral Energy, Inc., 8.875%, 2017	1,655,000	1,704,650
Chesapeake Energy Corp., 6.875%, 2020	440,000	482,900
Concho Resources, Inc., 8.625%, 2017	540,000	588,600
Concho Resources, Inc., 6.5%, 2022	1,125,000	1,181,250
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	650,000	474,500
Continental Resources, Inc., 8.25%, 2019	815,000	900,575
Denbury Resources, Inc., 8.25%, 2020	1,150,000	1,270,750
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,445,000	1,538,925
EXCO Resources, Inc., 7.5%, 2018	1,325,000	1,311,750
Harvest Operations Corp., 6.875%, 2017 (n)	1,715,000	1,770,738
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (z)	350,000	376,250
Laredo Petroleum, Inc., 9.5%, 2019 (z)	730,000	773,800
LINN Energy LLC, 6.5%, 2019 (n)	450,000	452,250
LINN Energy LLC, 8.625%, 2020	160,000	176,400
LINN Energy LLC, 7.75%, 2021	792,000	845,460
Newfield Exploration Co., 6.625%, 2014	435,000	439,350
Newfield Exploration Co., 6.625%, 2016	845,000	869,294
Newfield Exploration Co., 6.875%, 2020	610,000	654,225
Oasis Petroleum, Inc., 6.5%, 2021	290,000	291,450
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	2,860,000	2,831,400
OPTI Canada, Inc., 8.25%, 2014 (a)(d)	1,795,000	1,166,750
Pioneer Natural Resources Co., 6.875%, 2018	610,000	659,603
Pioneer Natural Resources Co., 7.5%, 2020	1,015,000	1,149,212
QEP Resources, Inc., 6.875%, 2021	2,045,000	2,208,600
Quicksilver Resources, Inc., 9.125%, 2019	875,000	931,875
Range Resources Corp., 8%, 2019	900,000	1,003,500
SandRidge Energy, Inc., 8%, 2018 (n)	1,785,000	1,785,000
Whiting Petroleum Corp., 6.5%, 2018	495,000	516,038

		$31,420,565
Energy - Integrated - 0.8%
CCL Finance Ltd., 9.5%, 2014 (n)	$2,118,000	$2,382,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - continued
CCL Finance Ltd., 9.5%, 2014	$471,000	$529,875
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	1,327,000	1,472,970

		$4,385,595
Engineering - Construction - 0.1%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$710,000	$670,950

Entertainment - 0.6%
AMC Entertainment, Inc., 8.75%, 2019	$890,000	$941,175
AMC Entertainment, Inc., 9.75%, 2020	750,000	727,500
Cinemark USA, Inc., 8.625%, 2019	1,220,000	1,323,700
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	440,000	463,100

		$3,455,475
Financial Institutions - 3.4%
CIT Group, Inc., 5.25%, 2014 (n)	$1,245,000	$1,238,775
CIT Group, Inc., 7%, 2016	1,570,000	1,571,962
CIT Group, Inc., 7%, 2017	5,775,000	5,775,000
CIT Group, Inc., 6.625%, 2018 (n)	1,212,000	1,266,540
Credit Acceptance Corp., 9.125%, 2017	595,000	617,313
GMAC, Inc., 8%, 2031	180,000	179,550
International Lease Finance Corp., 8.75%, 2017	1,475,000	1,554,650
International Lease Finance Corp., 7.125%, 2018 (n)	1,937,000	1,999,953
International Lease Finance Corp., 8.25%, 2020	280,000	289,800
Nationstar Mortgage LLC, 10.875%, 2015	1,500,000	1,522,500
SLM Corp., 8.45%, 2018	1,330,000	1,409,800
SLM Corp., 8%, 2020	1,105,000	1,149,200
Springleaf Finance Corp., 6.9%, 2017	580,000	442,250

		$19,017,293
Food & Beverages - 1.6%
ARAMARK Corp., 8.5%, 2015	$1,495,000	$1,551,062
B&G Foods, Inc., 7.625%, 2018	1,020,000	1,081,200
Constellation Brands, Inc., 7.25%, 2016	1,615,000	1,766,406
Pinnacle Foods Finance LLC, 9.25%, 2015	1,115,000	1,154,025
Pinnacle Foods Finance LLC, 10.625%, 2017	330,000	341,550
Pinnacle Foods Finance LLC, 8.25%, 2017	245,000	248,675
Sigma Alimentos S.A., 5.625%, 2018 (n)	462,000	470,085
TreeHouse Foods, Inc., 7.75%, 2018	710,000	763,250
Tyson Foods, Inc., 6.85%, 2016	1,520,000	1,641,600

		$9,017,853

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - 1.4%
Boise, Inc., 8%, 2020		$1,100,000	$1,157,750
Cascades, Inc., 7.75%, 2017		1,025,000	1,004,500
Fibria Overseas Finance, 6.75%, 2021 (n)		356,000	352,440
Georgia-Pacific Corp., 8%, 2024		780,000	1,027,576
Graphic Packaging Holding Co., 7.875%, 2018		615,000	658,050
Inversiones CMPC S.A., 4.75%, 2018 (n)		841,000	877,219
Millar Western Forest Products Ltd., 8.5%, 2021 (z)		190,000	144,400
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	600,000	855,127
Tembec Industries, Inc., 11.25%, 2018		$360,000	370,800
UPM-Kymmene Corp., 6.125%, 2012	EUR	100,000	139,228
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$883,000	924,943
Xerium Technologies, Inc., 8.875%, 2018 (z)		420,000	357,000

			$7,869,033
Gaming & Lodging - 3.5%
American Casinos, Inc., 7.5%, 2021 (n)		$575,000	$589,375
Boyd Gaming Corp., 7.125%, 2016		1,095,000	980,025
FelCor Escrow Holdings LLC, 6.75%, 2019 (z)		265,000	244,463
Firekeepers Development Authority, 13.875%, 2015 (n)		760,000	866,400
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		405,000	506
GWR Operating Partnership LLP, 10.875%, 2017		405,000	431,325
Harrah’s Operating Co., Inc., 11.25%, 2017		1,745,000	1,867,150
Harrah’s Operating Co., Inc., 10%, 2018		2,000	1,440
Harrah’s Operating Co., Inc., 10%, 2018		470,000	354,263
Host Hotels & Resorts, Inc., 6.75%, 2016		3,260,000	3,374,100
MGM Mirage, 10.375%, 2014		190,000	211,850
MGM Mirage, 7.5%, 2016		180,000	171,000
MGM Resorts International, 11.375%, 2018		1,460,000	1,587,750
MGM Resorts International, 9%, 2020		1,470,000	1,624,350
Penn National Gaming, Inc., 8.75%, 2019		1,555,000	1,679,400
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)		625,000	637,500
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		990,000	1,098,900
Wyndham Worldwide Corp., 6%, 2016		1,175,000	1,242,696
Wyndham Worldwide Corp., 7.375%, 2020		850,000	956,762
Wynn Las Vegas LLC, 7.75%, 2020		1,550,000	1,705,000

			$19,624,255
Industrial - 0.6%
Altra Holdings, Inc., 8.125%, 2016		$595,000	$620,288
Dematic S.A., 8.75%, 2016 (z)		790,000	778,150
Hillman Group, Inc., 10.875%, 2018 (z)		570,000	585,675
Hyva Global B.V., 8.625%, 2016 (n)		702,000	631,800

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Industrial - continued
Mueller Water Products, Inc., 7.375%, 2017		$241,000	$212,080
Mueller Water Products, Inc., 8.75%, 2020		767,000	816,855

			$3,644,848
Insurance - 2.1%
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)		$2,384,000	$2,595,370
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	140,000	185,969
American International Group, Inc., 4.875%, 2016		$1,550,000	1,514,824
ING Groep N.V., 5.775% to 2015, FRN to 2049		5,000,000	3,962,500
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		1,500,000	1,755,000
Unum Group, 7.125%, 2016		1,829,000	2,098,013

			$12,111,676
Insurance - Property & Casualty - 1.4%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		$1,615,000	$1,962,225
USI Holdings Corp., FRN, 4.161%, 2014 (n)		1,495,000	1,345,500
XL Group PLC, 6.5% to 2017, FRN to 2049		1,775,000	1,491,000
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		2,310,000	2,217,600
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)		146,000	141,620
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		680,000	629,000

			$7,786,945
International Market Quasi-Sovereign - 0.7%
Bank of Ireland, 2.75%, 2012 (e)(n)		$1,520,000	$1,478,461
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		2,500,000	2,178,902

			$3,657,363
International Market Sovereign - 8.1%
Commonwealth of Australia, 5.75%, 2021	AUD	214,000	$246,881
Federal Republic of Germany, 3.75%, 2015	EUR	1,954,000	2,955,223
Federal Republic of Germany, 6.25%, 2030	EUR	489,000	1,005,471
Government of Canada, 4.5%, 2015	CAD	531,000	591,241
Government of Canada, 4.25%, 2018	CAD	8,251,000	9,502,039
Government of Canada, 5.75%, 2033	CAD	96,000	139,032
Government of Japan, 1.3%, 2014	JPY	131,000,000	1,730,601
Government of Japan, 1.7%, 2017	JPY	372,600,000	5,088,401
Government of Japan, 2.2%, 2027	JPY	358,200,000	4,980,263
Kingdom of Belgium, 5.5%, 2017	EUR	610,000	909,505
Kingdom of Spain, 4.6%, 2019	EUR	912,000	1,213,471
Kingdom of Sweden, 4.5%, 2015	SEK	1,965,000	335,055
Kingdom of the Netherlands, 5.5%, 2028	EUR	262,000	484,104
Republic of Austria, 4.65%, 2018	EUR	774,000	1,205,071
Republic of Finland, 3.875%, 2017	EUR	531,000	816,448

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Republic of France, 4.75%, 2035	EUR	789,000	$1,237,486
Republic of Iceland, 4.875%, 2016 (n)		$2,804,000	2,768,653
Republic of Italy, 4.75%, 2013	EUR	2,812,000	3,877,852
Republic of Italy, 5.25%, 2017	EUR	1,784,000	2,393,478
Republic of Italy, 5%, 2040	EUR	490,000	533,257
United Kingdom Treasury, 8%, 2015	GBP	943,000	1,939,345
United Kingdom Treasury, 8%, 2021	GBP	304,000	723,211
United Kingdom Treasury, 4.25%, 2036	GBP	432,000	800,125

			$45,476,213
Machinery & Tools - 0.8%
Case Corp., 7.25%, 2016		$1,065,000	$1,144,875
Case New Holland, Inc., 7.875%, 2017		1,960,000	2,209,900
Rental Service Corp., 9.5%, 2014		180,000	184,050
RSC Equipment Rental, Inc., 8.25%, 2021		975,000	989,625

			$4,528,450
Major Banks - 2.0%
Bank of America Corp., 5.65%, 2018		$2,000,000	$2,002,680
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		2,099,000	1,616,230
Credit Suisse (USA), Inc., 6%, 2018		1,500,000	1,545,261
Goldman Sachs Group, Inc., 7.5%, 2019		1,200,000	1,355,732
JPMorgan Chase Capital XXII, 6.45%, 2087		324,000	332,621
JPMorgan Chase Capital XXVII, 7%, 2039		85,000	85,425
Morgan Stanley, 6.625%, 2018		2,000,000	2,084,452
National Westminster Bank PLC, FRN, 3.707%, 2049	EUR	330,000	319,863
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		$1,420,000	997,550
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)		435,000	304,500
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)		990,000	805,534

			$11,449,848
Medical & Health Technology & Services - 3.6%
Beagle Acquisition Corp., 11%, 2019 (z)		$245,000	$254,800
Biomet, Inc., 10%, 2017		560,000	604,800
Biomet, Inc., 10.375%, 2017 (p)		420,000	453,600
Biomet, Inc., 11.625%, 2017		530,000	577,700
CDRT Merger Sub, Inc., 8.125%, 2019 (n)		360,000	360,000
Davita, Inc., 6.375%, 2018		1,275,000	1,287,750
Davita, Inc., 6.625%, 2020		480,000	483,600
Examworks Group, Inc., 9%, 2019 (z)		440,000	423,500
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		875,000	988,750
HCA, Inc., 8.5%, 2019		3,335,000	3,668,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 7.5%, 2022	$940,000	$958,800
HealthSouth Corp., 8.125%, 2020	1,325,000	1,344,875
Owens & Minor, Inc., 6.35%, 2016	1,420,000	1,530,169
Teleflex, Inc., 6.875%, 2019	800,000	828,000
Tenet Healthcare Corp., 9.25%, 2015	580,000	619,150
United Surgical Partners International, Inc., 8.875%, 2017	560,000	571,900
United Surgical Partners International, Inc., 9.25%, 2017 (p)	650,000	666,250
Universal Health Services, Inc., 7%, 2018	650,000	674,375
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,640,000	1,689,200
Vanguard Health Systems, Inc., 0%, 2016	4,000	2,620
Vanguard Health Systems, Inc., 8%, 2018	1,495,000	1,528,638
VWR Funding, Inc., 10.25%, 2015 (p)	735,000	768,075

		$20,285,052
Metals & Mining - 3.4%
AK Steel Corp., 7.625%, 2020	$810,000	$757,350
ArcelorMittal, 6.5%, 2014	1,300,000	1,367,786
ArcelorMittal, 9.85%, 2019	1,790,000	2,123,556
Arch Coal, Inc., 7%, 2019 (n)	830,000	859,050
Arch Coal, Inc., 7.25%, 2020	490,000	508,375
Bumi Investment Pte Ltd., 10.75%, 2017 (n)	500,000	517,500
Cloud Peak Energy, Inc., 8.25%, 2017	1,475,000	1,578,250
Cloud Peak Energy, Inc., 8.5%, 2019	1,135,000	1,214,450
Consol Energy, Inc., 8%, 2017	1,255,000	1,374,225
Consol Energy, Inc., 8.25%, 2020	505,000	552,975
Fortescue Metals Group Ltd., 6.875%, 2018 (z)	265,000	254,400
Fortescue Metals Group Ltd., 8.25%, 2019 (z)	640,000	646,400
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)	1,752,000	1,631,547
Metinvest B.V., 8.75%, 2018 (n)	320,000	304,000
Novelis, Inc., 8.375%, 2017	530,000	572,400
Novelis, Inc., 8.75%, 2020	280,000	305,200
Southern Copper Corp., 7.5%, 2035	1,648,000	1,825,160
Southern Copper Corp., 6.75%, 2040	744,000	779,787
Teck Resources Ltd., 9.75%, 2014	366,000	435,954
Vale Overseas Ltd., 5.625%, 2019	218,000	235,207
Vale Overseas Ltd., 4.625%, 2020	681,000	688,375
Vale Overseas Ltd., 6.875%, 2039	474,000	546,253

		$19,078,200
Mortgage-Backed - 1.7%
Fannie Mae, 6%, 2037	$863,422	$948,415
Fannie Mae, 5.5%, 2038	7,893,191	8,575,212

		$9,523,627

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - 1.6%
Atlas Pipeline Partners LP, 8.75%, 2018	$375,000	$393,750
Crosstex Energy, Inc., 8.875%, 2018	1,175,000	1,245,500
El Paso Corp., 7%, 2017	1,770,000	1,982,400
El Paso Corp., 7.75%, 2032	1,824,000	2,102,160
Energy Transfer Equity LP, 7.5%, 2020	1,165,000	1,258,200
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	527,000	545,445
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	340,000	350,200
Kinder Morgan Energy Partners LP, 5.125%, 2014	1,147,000	1,252,082

		$9,129,737
Network & Telecom - 2.6%
BellSouth Corp., 6.55%, 2034	$3,213,000	$3,818,798
CenturyLink, Inc., 7.6%, 2039	296,000	293,219
Cincinnati Bell, Inc., 8.25%, 2017	1,350,000	1,360,125
Cincinnati Bell, Inc., 8.75%, 2018	1,070,000	1,027,200
Citizens Communications Co., 9%, 2031	1,440,000	1,411,200
Frontier Communications Corp., 8.25%, 2017	290,000	309,575
Frontier Communications Corp., 8.125%, 2018	985,000	1,051,487
Frontier Communications Corp., 8.5%, 2020	355,000	378,075
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,500,000	1,533,750
Telefonica Emisiones S.A.U., 2.582%, 2013	1,050,000	1,036,771
Windstream Corp., 8.125%, 2018	220,000	235,400
Windstream Corp., 7.75%, 2020	1,820,000	1,901,900
Windstream Corp., 7.75%, 2021	445,000	463,913

		$14,821,413
Oil Services - 0.9%
Afren PLC, 11.5%, 2016 (n)	$335,000	$336,675
Chesapeake Energy Corp., 6.625%, 2019 (z)	390,000	400,725
Edgen Murray Corp., 12.25%, 2015	530,000	500,850
Expro Finance Luxembourg, 8.5%, 2016 (n)	615,000	593,475
McJunkin Red Man Holding Corp., 9.5%, 2016	520,000	530,400
Pioneer Drilling Co., 9.875%, 2018	1,140,000	1,185,600
QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 2018 (n)	1,467,000	1,478,003
Unit Corp., 6.625%, 2021	225,000	220,500

		$5,246,228
Oils - 0.5%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$2,005,000	$2,035,075
Petroplus Holdings AG, 9.375%, 2019 (n)	650,000	513,500

		$2,548,575

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Other Banks & Diversified Financials - 2.7%
Alfa Bank, 7.75%, 2021 (n)		$1,449,000	$1,399,734
Banco PanAmericano S.A., 8.5%, 2020 (n)		665,000	694,925
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		1,500,000	1,396,919
Banco Votorantim S.A., 5.25%, 2016 (n)		408,000	408,000
Bancolombia S.A., 5.95%, 2021		1,094,000	1,115,880
Bangkok Bank (Hong Kong), 4.8%, 2020 (n)		1,293,000	1,263,084
BBVA Bancomer S.A. Texas, 6.5%, 2021 (n)		1,207,000	1,200,965
Bosphorus Financial Services Ltd., FRN, 2.257%, 2012		250,000	249,463
Capital One Financial Corp., 10.25%, 2039		1,110,000	1,148,850
Citigroup, Inc., 6.125%, 2018		1,500,000	1,662,109
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		2,583,000	2,400,356
LBG Capital No.1 PLC, 7.875%, 2020 (n)		805,000	692,300
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,911,000	1,815,450

			$15,448,035
Pharmaceuticals - 0.2%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	670,000	$945,621
Hypermarcas S.A., 6.5%, 2021 (n)		$452,000	438,440

			$1,384,061
Pollution Control - 0.1%
WCA Waste Corp., 7.5%, 2019 (n)		$845,000	$819,650

Precious Metals & Minerals - 0.1%
ALROSA Finance S.A., 7.75%, 2020 (n)		$384,000	$397,920

Printing & Publishing - 0.3%
American Media, Inc., 13.5%, 2018 (z)		$32,653	$28,735
Nielsen Finance LLC, 11.5%, 2016		471,000	540,472
Nielsen Finance LLC, 7.75%, 2018		835,000	920,588

			$1,489,795
Railroad & Shipping - 0.4%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$425,000	$442,000
Kansas City Southern Railway, 8%, 2015		1,580,000	1,682,700

			$2,124,700
Real Estate - 1.2%
CB Richard Ellis Group, Inc., 11.625%, 2017		$545,000	$630,838
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		410,000	369,000
Country Garden Holdings Co. Ltd., 11.125%, 2018 (n)		319,000	283,910
Entertainment Properties Trust, REIT, 7.75%, 2020		990,000	1,039,500
Kennedy Wilson, Inc., 8.75%, 2019 (n)		550,000	539,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
Longfor Properties Co. Ltd., 9.5%, 2016 (n)	$553,000	$530,880
MPT Operating Partnership, 6.875%, 2021 (n)	610,000	606,950
Simon Property Group, Inc., REIT, 10.35%, 2019	2,200,000	2,990,805

		$6,990,883
Retailers - 2.1%
Academy Ltd., 9.25%, 2019 (z)	$480,000	$482,400
Burlington Coat Factory Warehouse Corp., 10%, 2019 (n)	810,000	801,900
Home Depot, Inc., 5.875%, 2036	846,000	999,842
J. Crew Group, Inc., 8.125%, 2019	670,000	643,200
Limited Brands, Inc., 6.9%, 2017	630,000	672,525
Limited Brands, Inc., 7%, 2020	415,000	441,975
Limited Brands, Inc., 6.95%, 2033	360,000	331,200
Neiman Marcus Group, Inc., 10.375%, 2015	1,650,000	1,716,000
QVC, Inc., 7.375%, 2020 (n)	620,000	675,800
Rite Aid Corp., 9.375%, 2015	765,000	719,100
Sally Beauty Holdings, Inc., 10.5%, 2016	1,255,000	1,322,456
Toys “R” Us Property Co. II LLC, 8.5%, 2017	660,000	697,125
Toys “R” Us, Inc., 10.75%, 2017	1,545,000	1,714,950
Yankee Aquisition Corp., 8.5%, 2015	220,000	224,400
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	430,000	395,600

		$11,838,473
Specialty Stores - 0.3%
GSC Holdings Corp., 8%, 2012	$130,000	$130,013
Michaels Stores, Inc., 11.375%, 2016	625,000	651,569
Michaels Stores, Inc., 7.75%, 2018	725,000	735,875

		$1,517,457
Steel - 0.2%
JSC Severstal, 6.25%, 2016 (n)	$1,119,000	$1,087,608

Supermarkets - 0.3%
Delhaize Group, 5.7%, 2040	$1,395,000	$1,438,986

Supranational - 0.3%
European Investment Bank, 5.125%, 2017	$1,500,000	$1,778,281

Telecommunications - Wireless - 3.6%
America Movil S.A.B. de C.V., 2.375%, 2016	$738,000	$736,814
America Movil S.A.B. de C.V., 6.125%, 2040	466,000	549,732
Clearwire Corp., 12%, 2015 (n)	1,510,000	1,291,050
Cricket Communications, Inc., 7.75%, 2016	735,000	762,562

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Cricket Communications, Inc., 7.75%, 2020	$425,000	$363,375
Crown Castle International Corp., 9%, 2015	2,330,000	2,539,700
Crown Castle International Corp., 7.125%, 2019	370,000	400,525
Crown Castle Towers LLC, 6.113%, 2020 (n)	420,000	464,097
Digicel Group Ltd., 12%, 2014 (n)	400,000	452,000
Digicel Group Ltd., 8.25%, 2017 (n)	1,330,000	1,356,600
Digicel Group Ltd., 10.5%, 2018 (n)	880,000	906,400
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	322,000	334,880
MetroPCS Wireless, Inc., 7.875%, 2018	800,000	814,000
MetroPCS Wireless, Inc., 6.625%, 2020	210,000	197,400
Net Servicos de Comunicacao S.A., 7.5%, 2020	1,055,000	1,200,063
NII Holdings, Inc., 10%, 2016	820,000	922,500
NII Holdings, Inc., 8.875%, 2019	495,000	519,750
NII Holdings, Inc., 7.625%, 2021	445,000	458,350
Sprint Capital Corp., 6.875%, 2028	2,210,000	1,613,300
Sprint Nextel Corp., 6%, 2016	385,000	334,950
VimpelCom Ltd., 7.748%, 2021 (n)	593,000	569,280
VimpelCom Ltd., 7.504%, 2022 (n)	1,423,000	1,334,063
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,560,000	1,544,400
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	940,000	907,100

		$20,572,891
Telephone Services - 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$460,000	$478,400
Level 3 Financing, Inc., 9.375%, 2019	615,000	642,675

		$1,121,075
Tobacco - 0.4%
Reynolds American, Inc., 6.75%, 2017	$2,016,000	$2,329,579

Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$405,000	$357,413

Transportation - Services - 1.9%
ACL I Corp., 10.625%, 2016 (n)(p)	$787,371	$600,649
AE Escrow Corp., 9.75%, 2020 (z)	420,000	436,800
Aguila American Resources Ltd., 7.875%, 2018 (n)	930,000	911,400
American Petroleum Tankers LLC, 10.25%, 2015	702,000	721,305
Atlas Airlines, Inc. Pass-Through Certificates, “A-1”, 7.2%, 2019	501,726	466,605
Atlas Airlines, Inc. Pass-Through Certificates, “B”, 7.68%, 2014	534,093	480,684
Commercial Barge Line Co., 12.5%, 2017	1,785,000	1,921,106
Erac USA Finance Co., 7%, 2037 (n)	878,000	1,026,183

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - continued
Hertz Corp., 7.5%, 2018	$655,000	$682,838
Hertz Corp., 7.375%, 2021	435,000	446,963
Navios Maritime Acquisition Corp., 8.625%, 2017	1,095,000	848,625
Navios Maritime Holdings, Inc., 8.875%, 2017	620,000	593,650
Swift Services Holdings, Inc., 10%, 2018	935,000	967,725
Westinghouse Air Brake Technologies Corp., 6.875%, 2013	795,000	830,775

		$10,935,308
U.S. Treasury Obligations - 2.5%
U.S. Treasury Bonds, 4.5%, 2039 (f)	$11,103,000	$13,847,528

Utilities - Electric Power - 4.0%
AES Corp., 8%, 2017	$1,495,000	$1,640,762
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	805,000	829,035
Atlantic Power Corp., 9%, 2018 (z)	430,000	427,850
Calpine Corp., 8%, 2016 (n)	940,000	1,001,100
Calpine Corp., 7.875%, 2020 (n)	1,150,000	1,233,375
CenterPoint Energy, Inc., 6.5%, 2018	600,000	699,023
Covanta Holding Corp., 7.25%, 2020	990,000	1,027,262
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (z)	680,000	729,300
Dynegy Holdings, Inc., 7.5%, 2015	695,000	481,287
Dynegy Holdings, Inc., 7.75%, 2019	725,000	471,250
Edison Mission Energy, 7%, 2017	885,000	619,500
EDP Finance B.V., 6%, 2018 (n)	1,060,000	950,638
Enel Finance International S.A., 6%, 2039 (n)	310,000	285,253
Energy Future Holdings Corp., 10%, 2020	1,370,000	1,431,650
Energy Future Holdings Corp., 10%, 2020	2,955,000	3,102,750
GenOn Energy, Inc., 9.5%, 2018	615,000	648,825
GenOn Energy, Inc., 9.875%, 2020	1,410,000	1,487,550
NRG Energy, Inc., 7.375%, 2017	495,000	515,419
NRG Energy, Inc., 8.25%, 2020	2,460,000	2,546,100
System Energy Resources, Inc., 5.129%, 2014 (z)	804,460	824,700
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	415,000	356,900
Waterford 3 Funding Corp., 8.09%, 2017	1,245,420	1,247,649

		$22,557,178
Total Bonds (Identified Cost, $617,726,477)		$638,697,044

Floating Rate Loans (g)(r) - 0.3%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$446,657	$367,375

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Broadcasting - 0.0%
Gray Television, Inc., Term Loan B, 3.74%, 2014	$195,145	$190,364
Local TV Finance LLC, Term Loan B, 2.25%, 2013	70,295	66,956

		$257,320
Financial Institutions - 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$401,312	$367,033

Gaming & Lodging - 0.1%
MGM Mirage, Term Loan, 7%, 2014	$599,177	$582,400

Utilities - Electric Power - 0.0%
Dynegy Holdings, Inc., GasCo. Term Loan, 9.25%, 2017	$173,737	$173,364
Dynegy Holdings, Inc., CoalCo. Term Loan, 9.25%, 2017	115,824	113,761

		$287,125
Total Floating Rate Loans (Identified Cost, $1,839,167)		$1,861,253

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	20,680	$130,698

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	8,368	$109,872
Golden Books Family Entertainment, Inc. (a)	19,975	0

		$109,872
Total Common Stocks (Identified Cost, $399,733)		$240,570

Preferred Stocks - 0.5%
Other Banks & Diversified Financials - 0.5%
Ally Financial, Inc., 7% (n)	480	$357,975
Ally Financial, Inc., “A”, 8.5%	82,686	1,604,108
GMAC Capital Trust I, 8.125%	28,250	592,120
Total Preferred Stocks (Identified Cost, $3,129,949)		$2,554,203

Convertible Preferred Stocks - 0.3%
Automotive - 0.2%
General Motors Co., 4.75%	21,770	$904,761

Insurance - 0.1%
MetLife, Inc., 5%	11,590	$787,077
Total Convertible Preferred Stocks (Identified Cost, $2,046,045)		$1,691,838

Portfolio of Investments – continued

Money Market Funds (v) - 2.5%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	14,126,104	$14,126,104
Total Investments (Identified Cost, $639,267,475)		$659,171,012

Other Assets, Less Liabilities - (16.8)%		(94,724,540)
Net Assets - 100.0%		$564,446,472

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $169,657,881, representing 30.06% of net assets.
(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AE Escrow Corp., 9.75%, 2020	9/21/11	$420,000	$436,800
Academy Ltd., 9.25%, 2019	8/29/11-10/14/11	460,015	482,400
American Media, Inc., 13.5%, 2018	12/22/10	33,137	28,735
ARCap REIT, Inc., CDO, “H”, FRN, 6.032%, 2045	6/21/11	20,494	55
Atlantic Power Corp., 9%, 2018	10/26/11	419,125	427,850
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.845%, 2040	3/01/06	2,815,231	1,582,971
Beagle Acquisition Corp., 11%, 2019	10/14/11	245,000	254,800
Centrais Eletricas Brasileiras S.A., 5.75%, 2021	10/20/11	2,323,000	2,404,305
Chesapeake Energy Corp., 6.625%, 2019	10/25/11	390,000	400,725

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Value
Corporacion Nacional del Cobre de Chile, 3.875%, 2021	10/27/11	$393,370	$397,363
Dematic S.A., 8.75%, 2016	4/19/11-4/20/11	798,577	778,150
Dolphin Subsidiary ll, Inc., 7.25%, 2021	9/26/11	680,000	729,300
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	762,737	694,600
Examworks Group, Inc., 9%, 2019	7/14/11-7/15/11	446,140	423,500
Exopack Holding Corp., 10%, 2018	5/25/11	521,722	509,600
Falcon Franchise Loan LLC, FRN, 5.12%, 2025	1/29/03	224,561	193,134
FelCor Escrow Holdings LLC, 6.75%, 2019	10/14/11	239,581	244,463
First Union National Bank Commercial Mortgage Trust, FRN, 1.498%, 2043	12/11/03	4,379	1,245
Fortescue Metals Group Ltd., 6.875%, 2018	10/03/11-10/04/11	230,784	254,400
Fortescue Metals Group Ltd., 8.25%, 2019	10/25/11-10/27/11	645,250	646,400
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	1,950,110	1,878,442
GMAC LLC, FRN, 6.02%, 2033	11/17/00	695,542	1,152,687
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	821,447	625,986
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020	9/07/11-9/12/11	365,362	376,250
Hillman Group, Inc., 10.875%, 2018	3/11/11	619,327	585,675
Laredo Petroleum, Inc., 9.5%, 2019	10/12/11	737,275	773,800
Local TV Finance LLC, 9.25%, 2015	11/09/07-2/16/11	1,304,428	1,242,072
Millar Western Forest Products Ltd., 8.5%, 2021	7/27/11	156,011	144,400
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039	7/20/04	188,754	177,953
Multi Security Asset Trust, “A3”, 5%, 2035	10/12/10	1,908,022	1,892,021
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	333,948	334,950
Petroleos Mexicanos, 6.5%, 2041	10/12/11	454,479	477,263
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013	12/06/04	2,635,779	2,487,942
Republic of Namibia, 5.5%, 2021	10/27/11	378,739	386,000
Sealed Air Corp., 8.125%, 2019	9/16/11	190,000	206,150
Sealed Air Corp., 8.375%, 2021	9/16/11	190,000	205,675
System Energy Resources, Inc., 5.129%, 2014	4/16/04	804,460	824,700
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016	10/28/11	213,904	215,280
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	420,000	357,000
Total Restricted Securities			$25,235,042
% of Net assets			4.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Derivative Contracts at 10/31/11

Forward Foreign Currency Exchange Contracts at 10/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Merrill Lynch International Bank	294,000	1/12/12	$280,631	$294,478	$13,847
BUY	CNY	Deutsche Bank AG	16,934,000	5/16/12	2,657,356	2,670,738	13,382
BUY	CNY	HSBC Bank	18,209,000	11/16/11	2,824,414	2,865,369	40,955
SELL	EUR	Barclays Bank PLC	206,718	1/12/12	287,739	285,893	1,846
SELL	EUR	Credit Suisse Group	394,808	1/12/12	549,164	546,022	3,142
SELL	JPY	Credit Suisse Group	36,371,488	1/12/12	474,316	465,878	8,438
SELL	JPY	JPMorgan Chase Bank N.A.	891,529,567	1/12/12	11,616,020	11,419,495	196,525
BUY	NOK	Credit Suisse Group	14,185	1/12/12	2,412	2,538	126

							$278,261

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	221,189	1/12/12	$210,877	$231,137	$(20,260)
SELL	CAD	Merrill Lynch International Bank	10,397,395	1/12/12	9,924,587	10,414,305	(489,718)
SELL	CNY	HSBC Bank	18,209,000	11/16/11	2,850,724	2,865,369	(14,645)
SELL	EUR	Credit Suisse Group	1,324,867	1/12/12	1,788,875	1,832,302	(43,427)
SELL	EUR	HSBC Bank	1,324,867	1/12/12	1,786,424	1,832,302	(45,878)
SELL	EUR	UBS AG	12,158,082	12/15/11	16,573,046	16,816,895	(243,849)
SELL	GBP	Barclays Bank PLC	1,044,051	1/12/12	1,604,717	1,677,453	(72,736)
SELL	GBP	Deutsche Bank AG	1,044,051	1/12/12	1,604,920	1,677,453	(72,533)
SELL	SEK	Barclays Bank PLC	1,094,947	1/12/12	160,413	167,379	(6,966)
SELL	SEK	Deutsche Bank AG	1,094,947	1/12/12	160,448	167,379	(6,931)

							$(1,016,943)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	477	$61,562,813	December - 2011	$(9,123)
U.S. Treasury Bond 30 yr (Short)	USD	8	1,112,250	December - 2011	(16,840)

					$(25,963)

At October 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $625,141,371)	$645,044,908
Underlying affiliated funds, at cost and value	14,126,104
Total investments, at value (identified cost, $639,267,475)	$659,171,012
Cash	462,946
Foreign currency, at value (identified cost, $139,174)	138,370
Receivables for
Forward foreign currency exchange contracts	278,261
Investments sold	509,116
Interest and dividends	11,585,825
Other assets	70,076
Total assets	$672,215,606
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	245,247
Forward foreign currency exchange contracts	1,016,943
Daily variation margin on open futures contracts	479,344
Investments purchased	5,483,491
Payable to affiliates
Investment adviser	46,321
Transfer agent and dividend disbursing costs	10,557
Payable for independent Trustees’ compensation	218,224
Accrued interest expense	89,689
Accrued expenses and other liabilities	179,318
Total liabilities	$107,769,134
Net assets	$564,446,472
Net assets consist of
Paid-in capital	$560,249,381
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,129,505
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,304,002)
Accumulated distributions in excess of net investment income	(1,628,412)
Net assets	$564,446,472
Shares of beneficial interest outstanding	78,378,104
Net asset value per share (net assets of $564,446,472 / 78,378,104 shares of beneficial interest outstanding)	$7.20

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$45,045,110
Dividends	195,336
Dividends from underlying affiliated funds	36,714
Total investment income	$45,277,160
Expenses
Management fee	$4,487,567
Transfer agent and dividend disbursing costs	170,497
Administrative services fee	90,281
Independent Trustees’ compensation	80,576
Stock exchange fee	69,184
Custodian fee	81,115
Interest expense	1,163,386
Shareholder communications	124,678
Auditing fees	69,531
Legal fees	14,867
Miscellaneous	32,840
Total expenses	$6,384,522
Fees paid indirectly	(682)
Reduction of expenses by investment adviser	(2,369)
Net expenses	$6,381,471
Net investment income	$38,895,689
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$17,589,381
Futures contracts	(4,078,605)
Foreign currency transactions	(2,443,008)
Net realized gain (loss) on investments and foreign currency transactions	$11,067,768
Change in unrealized appreciation (depreciation)
Investments	$(29,816,053)
Futures contracts	405,178
Translation of assets and liabilities in foreign currencies	2,587,068
Net unrealized gain (loss) on investments and foreign currency translation	$(26,823,807)
Net realized and unrealized gain (loss) on investments and foreign currency	$(15,756,039)
Change in net assets from operations	$23,139,650

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2011	2010
Change in net assets
From operations
Net investment income	$38,895,689	$40,887,550
Net realized gain (loss) on investments and foreign currency transactions	11,067,768	30,872,706
Net unrealized gain (loss) on investments and foreign currency translation	(26,823,807)	18,431,787
Change in net assets from operations	$23,139,650	$90,192,043
Distributions declared to shareholders
From net investment income	$(42,010,671)	$(42,324,144)
Total change in net assets	$(18,871,021)	$47,867,899
Net assets
At beginning of period	583,317,493	535,449,594
At end of period (including accumulated distributions in excess of net investment income of $1,628,412 and undistributed net investment income of $1,075,790, respectively)	$564,446,472	$583,317,493

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 10/31/11

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Net increase in net assets from operations	$23,139,650
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(391,500,206)
Proceeds from disposition of investment securities	405,491,901
Proceeds from futures transactions	(4,078,605)
Purchases of short-term investments, net	(4,670,112)
Realized gain/loss on investments	(17,589,381)
Realized gain/loss on futures transactions	4,078,605
Unrealized appreciation/depreciation on investments	29,816,053
Unrealized appreciation/depreciation on foreign currency contracts	(2,621,607)
Net amortization/accretion of income	235,486
Increase in interest and dividends receivable	(992)
Decrease in accrued expenses and other liabilities	(30,473)
Increase in payable for daily variation margin on open futures contracts	278,110
Decrease in restricted cash	90,000
Decrease in other assets	4,506
Net cash provided by operating activities	$42,642,935
Cash flows from financing activities:
Distributions paid in cash	(41,996,170)
Decrease in interest payable	(57,888)
Net cash used by financing activities	$(42,054,058)
Net increase in cash	$588,877
Cash:
Beginning of period	$12,439
End of period (including foreign currency of $138,370)	$601,316

Supplementary disclosure of cash flow information: cash paid during the year for interest $1,221,274.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.44	$6.83	$5.48	$6.68	$6.74
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.52	$0.47	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.63	1.38	(1.16)	(0.05)
Total from investment operations	$0.30	$1.15	$1.85	$(0.82)	$0.30
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.54)	$(0.51)	$(0.38)	$(0.36)
Net increase from repurchase of capital shares	$—	$—	$0.01	$0.00 (w)	$—
Net asset value, end of period (x)	$7.20	$7.44	$6.83	$5.48	$6.68
Per share market value, end of period	$6.68	$7.11	$6.06	$4.71	$5.84
Total return at market value (%)	1.67	27.18	41.15	(13.80)	3.30
Total return at net asset value (%) (j)(r)(s)(x)	4.73	18.08	36.73	(12.32)	5.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.25	1.07	0.88	0.84
Expenses after expense reductions (f)	1.12	1.25	1.06	0.88	0.84
Net investment income	6.80	7.39	7.76	5.22	5.29
Portfolio turnover	49	65	67	47	61
Net assets at end of period (000 omitted)	$564,446	$583,317	$535,450	$431,749	$528,058

Financial Highlights – continued

	Years ended 10/31
	2011	2010	2009	2008	2007
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	0.91	0.97	1.02	N/A	N/A
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	N/A	N/A
Asset coverage per $1,000 of indebtedness (k)	$6,644	$6,833	$6,354	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued

Notes to Financial Statements – continued

at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does

Notes to Financial Statements – continued

not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

Notes to Financial Statements – continued

as futures and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,018,764	$357,975	$109,872	$4,486,611
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	13,847,528	—	13,847,528
Non-U.S. Sovereign Debt	—	143,055,184	—	143,055,184
Corporate Bonds	—	338,934,951	—	338,934,951
Residential Mortgage-Backed Securities	—	10,178,509	—	10,178,509
Commercial Mortgage-Backed Securities	—	23,402,337	—	23,402,337
Asset-Backed Securities (including CDOs)	—	5,464,459	—	5,464,459
Foreign Bonds	—	103,814,076	—	103,814,076
Floating Rate Loans	—	1,861,253	—	1,861,253
Mutual Funds	14,126,104	—	—	14,126,104
Total Investments	$18,144,868	$640,916,272	$109,872	$659,171,012

Other Financial Instruments
Futures	$(25,963)	$—	$—	$(25,963)
Forward Foreign Currency Exchange Contracts	—	(738,682)	—	(738,682)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 10/31/10	$33,385	$0	$33,385
Realized gain (loss)	(11,674)	(131,452)	(143,126)
Change in unrealized appreciation (depreciation)	(21,711)	131,452	109,741
Sales	0	0	0
Transfers into level 3	109,872	—	109,872
Balance as of 10/31/11	$109,872	$—	$109,872

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at October 31, 2011 is $0.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(25,963)
Foreign Exchange	Forward Foreign Currency Exchange	278,261	(1,016,943)
Total		$278,261	$(1,042,906)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(4,078,605)	$—	$—
Foreign Exchange	—	(2,430,284)	(75,608)
Total	$(4,078,605)	$(2,430,284)	$(75,608)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$405,178	$—	$—
Foreign Exchange	—	2,621,607	73,147
Total	$405,178	$2,621,607	$73,147

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency

Notes to Financial Statements – continued

exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the

Notes to Financial Statements – continued

contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion

Notes to Financial Statements – continued

of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/11	10/31/10
Ordinary income (including any short-term capital gains)	$42,010,671	$42,324,144

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/11
Cost of investments	$642,842,724
Gross appreciation	36,440,291
Gross depreciation	(20,112,003)
Net unrealized appreciation (depreciation)	$16,328,288
Undistributed ordinary income	2,702,889
Capital loss carryforwards	(9,560,720)
Other temporary differences	(5,273,366)

As of October 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/16	$(6,841,165)
10/31/17	(2,719,555)
Total	$(9,560,720)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income,

Notes to Financial Statements – continued

incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.78% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2011, these fees paid to MFSC amounted to $62,941.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $6,143 and the Retirement Deferral plan resulted in an expense of $1,927. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $164,735 at October 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $53,486 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,253 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,369, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$11,616,620	$2,190,620
Investments (non-U.S. Government securities)	$306,297,975	$324,562,508

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the years ended October 31, 2011 and October 31, 2010, the fund did not repurchase any shares.

(6)	Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2011, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. The credit agreement matures on August 24, 2012. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $1,163,386 during the period. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the period. For the year ended October 31, 2011, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.16%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,455,992	168,474,111	(163,803,999)	14,126,104

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$36,714	$14,126,104

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2011

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 5, 2011, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withhold Authority
William R. Gutow	66,363,811.443	2,342,935.873
Michael Hegarty	66,554,411.667	2,152,335.649
John P. Kavanaugh	66,678,197.909	2,028,549.407
Robert W. Uek	66,426,374.704	2,280,372.612

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Nielsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	2013	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	2011	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	2011	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	2011	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	2013	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	2011	Consultant to investment company industry	N/A
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	N/A	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
William Adams	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Richard Hawkins
Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2010 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 3rd out of a total of 11 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 9th out of a total of 12 funds for the one-year period and 3rd out of a total of

Board Review of Investment Advisory Agreement – continued

11 funds for the five-year period ended December 31, 2010. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for each of the one, three and five-year periods ended December 31, 2010 (one year: 13.8% total return for the Fund versus 11.7% total return for the benchmark; three-year: 11.3% total return for the Fund versus 8.9% total return for the benchmark; five year: 8.6% total return for the Fund versus 7.9% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences

Board Review of Investment Advisory Agreement – continued

significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer agent, Registrar, and

Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MMT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2011 and 2010, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2011	2010
Fees billed by E&Y:
MFS Multimarket Income Trust	48,184	47,668

For the fiscal years ended October 31, 2011 and 2010, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by E&Y:
To MFS Multimarket Income Trust	10,110	10,000	9,697	9,535	0	0
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	0	0	0	0	0	0

	2011	2010
Aggregate fees for non-audit services:
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	121,171	258,211

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees. MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	High Yield CorporateDebt Securities Portfolio Manager	May 2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.
Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.
David P. Cole	High Yield Debt Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary–Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus–Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Richard O. Hawkins	Citicorp World Government Bond Non-Dollar Hedged Index
JPMorgan Emerging Markets Bond Index Global
Barclays Capital U.S. High-Yield Corporate Bond Index
Barclays Capital U.S. Corporate Bond Index
Barclays Capital U.S. Government/Mortgage Bond Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2011. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
William J. Adams	N
Matthew W. Ryan	N
David P. Cole	N

Other Accounts. In addition to the Fund, each of the Fund’s portfolio managers is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of fiscal year ended October 31, 2011 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	13	$17.3 billion	2	$1.3 billion	5	$685.6 million
William J. Adams	14	$4.5 billion	5	$1.4 billion	0	N/A
Matthew W. Ryan	12	$6.5 billion	10	$3.1 billion	7	$5.0 billion
David P. Cole	13	$4.4 billion	3	$818.3 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment, and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/10-11/30/10	0	N/A	0	7,837,810
12/01/10-12/31/10	0	N/A	0	7,837,810
1/01/11-1/31/11	0	N/A	0	7,837,810
2/01/11-2/28/11	0	N/A	0	7,837,810
3/01/11-3/31/11	0	N/A	0	7,837,810
4/01/11-4/30/11	0	N/A	0	7,837,810
5/01/11-5/31/11	0	N/A	0	7,837,810
6/01/11-6/30/11	0	N/A	0	7,837,810
7/01/11-7/31/11	0	N/A	0	7,837,810
8/01/11-8/31/11	0	N/A	0	7,837,810
9/01/11-9/30/11	0	N/A	0	7,837,810
10/01/11-10/31/11	0	N/A	0	7,837,810

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2011 plan year is 7,837,810.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2011

*	Print name and title of each signing officer under his or her signature.